UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 30, 2016

Eastside Distilling, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-54959	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1805 SE Martin Luther King Jr Blvd.	97214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (971) 888-4264

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

1.	Note and Warrant Financing. From June 30, 2016 to July 7, 2016, we issued $350,000 of principal amount of 8% promissory notes and warrants to purchase shares of our common stock to accredited investors. The aggregate gross proceeds from the sale of the notes and warrants were $350,000. The notes have a June 30, 2018 maturity date and bear interest at the eight percent (8%) per annum. The notes were issued with warrants to purchase up to 3,500,000 shares of our common stock at an exercise price of $0.10 per share. The number of warrant shares underlying each warrant are equal to the principal amount of the promissory note subscribed for by a Subscriber multiplied by ten (10). The warrants will be exercisable for three (3) years after the closing date. The issuance and sale of the promissory notes, the warrants, and the warrant shares will not be registered under the Securities Act of 1933 and are being offered in reliance on the exemption from registration afforded by Section 4(a)(2) and/or Rule 506 of Regulation D thereunder. The proceeds will be used for working capital and general corporate purposes.

The promissory notes are subject to the terms and conditions of the form of note attached hereto as Exhibit 4.1 and incorporated by reference herein. The warrants are subject to the terms and conditions of the form of warrant attached hereto as Exhibit 4.2 and incorporated by reference herein. The terms of the private placement are more fully set forth in the form of Subscription Agreement attached hereto as Exhibit 10.1 and incorporated by reference herein.

2.	On June 30, 2016, we agreed to amend those certain warrants issued in April 2016 in connection with the purchase of 930 Series A Units (described in our Current Report on Form 8-K dated April 4, 2016) to decrease the warrant exercise price to $0.10 per share and to increase the shares issuable upon exercise thereof to 13,332 shares per Series A Unit purchased. The form of Amendment No. 1 to Warrant is attached as Exhibit 4.3 and incorporated by reference herein.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation.

See Item 1.01 above—Note and Warrant Financing

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above—Note and Warrant Financing

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

4.1	Form of Note
4.2	Form of Warrant
4.3	Form of Amendment No. 1 to Warrant
10.1	Form of Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTSIDE DISTILLING, INC.

(Registrant)

Date: July 7, 2016	By:	/s/ Steven Earles
Steven Earles
President and Chief Executive Officer

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